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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): OCTOBER 7, 2003



                     TELECOMUNICACIONES DE PUERTO RICO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        Commission File Number 333-85503


        Commonwealth of Puerto Rico                               66-0566178
     (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

       1515 F.D. Roosevelt Avenue
          Guaynabo, Puerto Rico                                        00968
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

         Registrant's telephone number, including area code 787-792-6052


                                 Not applicable

      (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS

On October 7, 2003, Puerto Rico Telephone Company, Inc. ("PRTC"), a wholly-owned subsidiary of Telecomunicaciones de Puerto Rico, Inc., issued a press release announcing that Jon E. Slater will be retiring later this year as President and Chief Executive Officer of PRTC and that Cristina Lambert has been named as his successor. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Press release issued by PRTC dated October 7, 2003.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Telecomunicaciones de Puerto Rico, Inc.



                                        By:    /s/ Adail Ortiz
                                            -----------------------------------
                                            Adail Ortiz
                                            Chief Accounting Officer


Date:  October 23, 2003




                                        2
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                                  EXHIBIT INDEX


Exhibit
Number
------
  99.1   Press Release issued by Puerto Rico Telephone Co. dated October 7, 2003